                                                                    EXHIBIT 10.2


                                                                     [Conformed]



================================================================================


                        ENCOMPASS SERVICES CORPORATION,
                   Formerly Group Maintenance America Corp.,
                            Successor by merger to
                      BUILDING ONE SERVICES CORPORATION,

                                  as Issuer,


                         the GUARANTORS named herein,

                                as Guarantors,


                                      and


                             THE BANK OF NEW YORK,


                             as successor Trustee



                         FOURTH SUPPLEMENTAL INDENTURE



                           Dated as of June 28, 2001



                              up to $400,000,000
                              ------------------


                  10 1/2% Senior Subordinated Notes due 2009

================================================================================

                         FOURTH SUPPLEMENTAL INDENTURE


     Fourth Supplemental Indenture (the "Supplemental Indenture") dated as of June 28, 2001, among Encompass Services Corporation, a Texas corporation (the "Company"), the subsidiary guarantors listed on the signature pages hereof (the "Guarantors"), and The Bank of New York, a New York banking corporation, as successor trustee under the Indenture referred to below (the "Trustee").

                             W I T N E S S E T H:

     WHEREAS, Building One Services Corporation, as Issuer, and certain guarantors heretofore executed and delivered to the Trustee an indenture dated as of April 30, 1999, as supplemented from time to time (the "Indenture"), providing for the issuance of an aggregate principal amount of up to $400,000,000 of 10 1/2% Senior Subordinated Notes due 2009 (the "Securities");

     WHEREAS, pursuant to an Agreement and Plan of Merger, dated November 2, 1999, as amended, Building One Services Corporation merged with and into Group Maintenance America Corp., a Texas corporation ("GroupMAC"), with GroupMAC as the surviving corporation;

     WHEREAS, prior to such merger, the Indenture had been amended by a Supplemental Indenture dated as of November 1, 1999 and a Supplemental Indenture dated as of January 31, 2000;

     WHEREAS, pursuant to Section 5.01 of the Indenture, GroupMAC executed and delivered to the Trustee a Third Supplemental Indenture dated as of February 22, 2000, pursuant to which GroupMAC assumed all of Building One Services Corporation's obligations under the Securities and the Indenture on the terms and conditions set forth in the Indenture;

     WHEREAS, in connection with such merger, GroupMAC changed its name to Encompass Services Corporation;

     WHEREAS, the Indenture permits the issuance of up to $400,000,000 in aggregate principal amount of Securities, $200,000,000 in aggregate principal amount of Securities have been issued under the Indenture, and the Company and the Guarantors wish to issue an additional $135,000,000 in aggregate principal amount of Securities (making, after such issuance, an aggregate principal amount of $335,000,000 of Securities outstanding under the Indenture);

     WHEREAS, to facilitate the issuance of such additional Securities, the Company and the Guarantors desire to make certain amendments to the Indenture that are reflected in this Fourth Supplemental Indenture and that are permitted by Section 9.01 of the Indenture; and

     WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Company and the Guarantors are authorized to execute and deliver this Supplemental Indenture;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby mutually covenanted and agreed for the equal and ratable benefit of the holders of the Securities as follows:

     1.   Amendments to Indenture. The following described Sections of the
          -----------------------
Indenture are hereby amended as set forth below:

          (a)   Amendments to Section 1.01. The following definitions in Section
                --------------------------
1.01 of the Indenture are hereby amended to read in their entirety as follows:

          "144A Global Security" means a permanent global security or global
           --------------------
     securities in registered form representing the aggregate principal amount of Securities sold in reliance on Rule 144A under the Securities Act.

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
     Agreement dated as of the Issue Date among the Company, the Guarantors party thereto and the Initial Purchasers, or, with respect to Securities originally issued after the Issue Date, any registration rights agreement entered into in connection with the issuance thereof.

          "Regulation S Global Security" means a permanent global security or
           ----------------------------
     global securities in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S under the Securities Act.

          (b)   Amendment to Section 2.13. Section 2.13 of the Indenture is
                -------------------------
hereby amended to read in its entirety as follows:

     SECTION 2.13.     CUSIP Numbers.
                       -------------

          The Company in issuing the Securities may use a "CUSIP" number or numbers, and if so, the Trustee shall use the CUSIP number or numbers in notices of redemption or exchange as a convenience to Holders; provided,
                                                                    --------
     however, that any such notice may state that no representation is made as
     -------
     to the correctness or accuracy of the CUSIP number or numbers printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.

          (c)   Amendment to Section 2.16(a)(i). Section 2.16(a)(i) of the
                -------------------------------
Indenture is hereby amended to read in its entirety as follows:

                (i) the Registrar shall register the transfer of any Restricted Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the

          Issue Date (or, with respect to Securities originally issued after the Issue Date, after the second anniversary of the date of original issuance of such Securities); provided, however, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the Issue Date (or, with respect to Securities originally issued after the Issue Date, at any time on or prior to the second anniversary of the date of original issuance of such Securities) or (y) (1) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto and any legal opinions and certifications required thereby and (2) in the case of a transfer to a Non-U.S. Person, the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit D hereto;

          (d)   Amendment to Section 2.16(b)(i). Section 2.16(b)(i) of the
                -------------------------------
Indenture is hereby amended to read in its entirety as follows:

                (i) the Registrar shall register the transfer of any Restricted Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the Issue Date (or, with respect to Securities originally issued after the Issue Date, after the second anniversary of the date of original issuance of such Securities); provided, however, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the Issue Date (or, with respect to Securities originally issued after the Issue Date, at any time on or prior to the second anniversary of the date of original issuance of such Securities) or (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

          (e)   Amendment to Section 4.15. The final sentence of the second
                -------------------------
paragraph before the final paragraph of Section 4.15(c) of the Indenture is hereby amended to change the reference from "this Section 4.09" to "this Section 4.15," so that it shall read in its entirety as follows:

     For purposes of this Section 4.15, the Trustee shall act as the Paying
Agent.

          (f)   Amendment to Section 13.02. The first paragraph of Section 13.02
                --------------------------
of the Indenture is hereby amended to read in its entirety as follows:

          Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

          if to the Company or a Guarantor:

          Encompass Services Corporation
          3 Greenway Plaza, Suite 2000
          Houston, Texas 77046
          Attention: General Counsel

          Telephone: (713) 860-0100
          Facsimile: (713) 626-4788

          with a copy to:

          Bracewell & Patterson, L.L.P.
          711 Louisiana Street, Suite 2900
          Houston, Texas 77002
          Attention: Gary W. Orloff

          Telephone:  (713) 221-1306
          Facsimile:  (713) 221-2166

          if to the Trustee:

          The Bank of New York
          101 Barclay Street, Floor 21W
          New York, NY  10286
          Attention:  Corporate Trust Administration

          Telephone:  (212) 815-6286
          Facsimile:  (212) 815-5915

          (g)   Amendment to Exhibit A, Face of Form of Security and Form of
                ------------------------------------------------------------
Trustee's Certificate of Authentication. The Face of Form of Security and Form
---------------------------------------
of Trustee's Certificate of

Authentication in Exhibit A to the Indenture are hereby amended to read in their entirety as follows:

                                                                       EXHIBIT A

                        ENCOMPASS SERVICES CORPORATION
                         10 1/2% Senior Subordinated Note

                                due May 1, 2009

                                                   CUSIP No.
No.                                                $

     ENCOMPASS SERVICES CORPORATION, a Texas corporation (the "Company", which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of on May 1, 2009.

     Interest Payment Dates: May 1 and November 1, commencing [November 1,
     1999].*

     Record Dates:  April 15 and October 15.

     Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated: [April 30, 1999]**

                                       ENCOMPASS SERVICES CORPORATION


                                       By:______________________________________
                                          Name:
                                          Title:


                                       By:______________________________________
                                          Name
                                          Title:


------------
* For Securities originally issued after the Issue Date, insert the first interest payment date after the date of original issuance of such Securities.

** For Securities originally issued after the Issue Date, insert the date of original issuance.

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


     This is one of the 10 1/2% Senior Subordinated Notes due 2009 described in the within-mentioned Indenture.


Dated: [April 30, 1999]*

                                         THE BANK OF NEW YORK,
                                         as successor Trustee


                                         By:____________________________________
                                                  Authorized Signatory



---------
* For Securities authenticated after the Issue Date, insert date of authentication.

          (h)   Amendment to Exhibit A, Form of Reverse of Security, Heading and
                ----------------------------------------------------------------
Paragraph 1. The heading of the Form of Reverse of Security and the first
-----------
paragraph of paragraph 1 of the Form of Reverse of Security in Exhibit A to the Indenture are hereby amended to read in their entirety as follows:

                             (REVERSE OF SECURITY)

                        ENCOMPASS SERVICES CORPORATION

                         10 1/2% Senior Subordinated Note
                                due May 1, 2009


     1.   Interest.
          --------

          ENCOMPASS SERVICES CORPORATION, a Texas corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semi-annually on May 1 and November 1 of each year (the "Interest Payment Date"), commencing [November 1, 1999].* Interest on this Security will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from [April 30, 1999].** Interest on this Security will be computed on the basis of a 360-day year of twelve 30-day months.

     ------------
     * For Securities originally issued after the Issue Date, insert the date of the first interest payment date after the date of original issuance of such Securities.

     ** For Securities originally issued after the Issue Date, insert the date from which interest will accrue on such Securities.

          (i)   Amendment to Exhibit A, Form of Reverse of Security, Paragraph
                --------------------------------------------------------------
3. The first sentence of paragraph 3 of the Form of Reverse of Security in
-
Exhibit A to the Indenture is hereby amended to read in its entirety as follows:

          Initially, The Bank of New York (the "Trustee") will act as Paying Agent and Registrar.

          (j)   Amendment to Exhibit A, Form of Reverse of Security,
                ----------------------------------------------------
Paragraph 4. The first sentence of paragraph 4 of the Form of Reverse of
-----------
Security in Exhibit A to the Indenture is hereby amended to read in its entirety as follows:

          The Company issued the Securities under an Indenture, dated as of April 30, 1999 (as amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), among the Company, the Guarantors named therein and the Trustee.

          (k) Amendment to Exhibit A, Form of Reverse of Security, Paragraph 24. The last sentence of paragraph 24 of the Form of Reverse of Security in Exhibit A to the Indenture is hereby amended to read in its entirety as follows :

     The Holders specified in the Registration Rights Agreement shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated or the Securities are not offered for resale and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

          (l)   Amendment to Exhibit A, Form of Reverse of Security, Last
                ---------------------------------------------------------
Paragraph Prior to Assignment Form. The last paragraph of the Form of Reverse of
----------------------------------
Security prior to the Assignment Form in Exhibit A to the Indenture is hereby amended to read in its entirety as follows:

          The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to: ENCOMPASS SERVICES CORPORATION, 3 Greenway Plaza, Suite 2000, Houston, Texas 77046, Attention: Office of General Counsel.

         (m)    Amendment to Exhibit A, Form of Reverse of Security, Assignment
                ---------------------------------------------------------------
Form. The Form of Reverse of Security, the first full paragraph of the
----
Assignment Form after the

Signature Guarantee, in Exhibit A to the Indenture is hereby amended to read in its entirety as follows:

          In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) [April 30, 2001]* the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:


          ---------
          * For Securities originally issued after the Issue Date, insert the date of the second anniversary of such original issuance of such Securities.


          (n)   Amendment to Exhibit B, Form of Legends. The first paragraph of
                ---------------------------------------
Exhibit B to the Indenture, Form of Legends, is hereby amended to read in its entirety as follows:

          Each Global Note and Physical Note that constitutes a Restricted Security or is sold in compliance with Regulation S shall bear the following legend (the "Private Placement Legend") on the face thereof until
                            ------------------------
     after the second anniversary of the Issue Date (or, if such Global Note or Physical Note that constitutes a Restricted Security or is sold in compliance with Regulation S was originally issued after the Issue Date, until the second anniversary of the date of the original issuance thereof), unless otherwise agreed by the Issuer and the Holder thereof:

          (o)   Amendment to Exhibit C, Form of Certificate To Be Delivered in
                --------------------------------------------------------------
Connection with Transfers to Non-QIB Institutional Investors. The introductory
------------------------------------------------------------
paragraph and numbered paragraph 1 of Exhibit C to the Indenture, Form of Certificate To Be Delivered in Connection with Transfers to Non-QIB Institutional Investors, are hereby amended to read in their entirety as follows:

          In connection with our proposed purchase of 10 1/2% Senior Subordinated Notes due 2009 (the "Notes") of ENCOMPASS SERVICES CORPORATION, a Texas corporation (the "Company"), we confirm that:

          1. We have received a copy of the Offering Memorandum (the "Offering Memorandum"), dated [June 14, 2001], relating to the Securities and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated in the section entitled "Transfer Restrictions" of such Offering Memorandum, including the restrictions on duplication and circulation of the Offering Memorandum.

          (p)   Amendment to Exhibit D, Form of Certificate To Be Delivered in
                --------------------------------------------------------------
Connection with Transfers Pursuant to Regulation S. The "Re:" caption of Exhibit
--------------------------------------------------
D to the Indenture, Form of Certificate To Be Delivered in Connection with Transfers Pursuant to Regulation S, is hereby amended to read in its entirety as follows:

     Re: Encompass Services Corporation (the "Company") 10 1/2% Senior Subordinated Notes due 2009 (the "Securities")

          (q)   Amendment to Exhibit E, Form of Guaranty, Second Paragraph. The
                ----------------------------------------------------------
second paragraph of Exhibit E, Form of Guaranty, is hereby amended to read in its entirety as follows:

          Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of April 30, 1999, among Encompass Services Corporation, a Texas corporation, as issuer (the "Company"), the Guarantors named therein and The Bank of New York, as trustee (the "Trustee"), as amended or supplemented (the "Indenture").

          (r)   Amendment to Exhibit E, Form of Guaranty, Date. The date of
                ----------------------------------------------
Exhibit E, Form of Guaranty, appearing immediately prior to the signatures, is hereby amended to read in its entirety as follows:

     Date: [Insert date of execution]

     2.   Agreement to Guarantee. Each Guarantor, if any, that has not
          ----------------------
previously executed the Indenture or a supplemental indenture thereto to guarantee the Company's obligations under the Securities hereby agrees, jointly and severally with all of the Guarantors that have so guaranteed such obligations, to unconditionally guarantee the Company's obligations under the Securities on the terms set forth in the Indenture.

     3.   Supplemental Indenture Part of Indenture. Except as expressly
          ----------------------------------------
amended hereby, all of the terms, conditions and provisions of the Indenture shall remain in full force and effect. This Fourth Supplemental Indenture shall form a part of the Indenture for all purposes and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

     4.   Governing Law. This Fourth Supplemental Indenture shall be governed
          -------------
by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

     5.   Trustee Makes No Representation. The recitals contained herein shall
          -------------------------------
be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Fourth Supplemental Indenture.

     6.   Certain Definitions. Unless otherwise defined in this Fourth
          -------------------
Supplemental Indenture, terms defined in the Indenture shall have the meanings ascribed to them therein.

     7.   Counterparts. The parties may sign any number of copies of this
          ------------
Fourth Supplemental Indenture and may sign in multiple counterparts; the parties are not required to execute the same copy of this Fourth Supplemental Indenture for it to be effective. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy or signed set of counterparts is enough to prove this Fourth Supplemental Indenture.

     8.   Effect of Headings. The Section headings in this Fourth Supplemental
          ------------------
Indenture are for convenience only and shall not affect the construction thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the date first above written.

                                   ENCOMPASS SERVICES CORPORATION


                                   By: /s/ DARREN B. MILLER
                                     -------------------------------------------
                                           Darren B. Miller
                                           Senior Vice President

                                                GUARANTORS:
                                                ----------


                                   A-1 Mechanical of Lansing, Inc.
                                   AA Advance Air, Inc.
                                   AA Jarl, Inc.
                                   A-ABC Appliance, Inc.
                                   A-ABC Services, Inc.
                                   Air Conditioning, Plumbing & Heating Service
                                      Co., Inc.
                                   Aircon Energy Incorporated
                                   Air Systems, Inc.
                                   Airtron, Inc.
                                   Airtron of Central Florida, Inc.
                                   American Air Company, Inc.
                                   AMS Arkansas, Inc.
                                   Atlantic Industrial Constructors, Inc.
                                   B&R Electrical Services, Inc.
                                   Barr Electric Corp.
                                   Building One Commercial, Inc.
                                   Building One Service Solutions, Inc.
                                   BUYR, Inc.
                                   Callahan Roach Products & Publications, Inc.
                                   Cardinal Contracting Corporation
                                   Central Air Conditioning Contractors, Inc.
                                   Central Carolina Air Conditioning Company
                                   Chapel Electric Co.
                                   Charlie Crawford, Inc.
                                   Clark Converse Electric Service, Inc.
                                   Colonial Air Conditioning Company
                                   Commercial Air Holding Company
                                   Commercial Air, Power and Cable, Inc.
                                   Conch Republic Corp.
                                   Continental Electrical Construction Co.
                                   Costa and Rihl, Inc.

                                   Costner Brothers, Inc.
                                   Cramar Electric, Inc.
                                   C.R. Hipp Construction Co., Inc.
                                   Del-Air Service Company, Inc.
                                   Delta Innovations, Ltd., a limited liability
                                      company, by Roth Companies Incorporated, its sole member
                                   Divco, Inc.
                                   Diversified Management Services U.S.A., Inc.
                                   Dynalink Corporation
                                   EDG Power Group, Inc.
                                   EET Holdings, Inc.
                                   Electrical Contracting, Inc.
                                   Electrical Design & Construction, Inc.
                                   Engineering Design Group, Inc.
                                   Encompass Electrical Technologies Central
                                      Tennessee, Inc.
                                   Encompass Electrical Technologies Eastern
                                      Tennessee, Inc.
                                   Encompass Electrical Technologies B Florida,
                                      LLC, by EET Holdings, Inc., its sole
                                      member
                                   Encompass Electrical Technologies Georgia,
                                      Inc.
                                   Encompass Electrical Technologies
                                      Jacksonville, Inc.
                                   Encompass Electrical Technologies North
                                      Carolina, Inc.
                                   Encompass Electrical Technologies North
                                      Florida, Inc.
                                   Encompass Electrical Technologies of Nevada,
                                      Inc.
                                   Encompass Electrical Technologies of New
                                      England, Inc.
                                   Encompass Electrical Technologies Projects
                                      Group, Inc.
                                   Encompass Electrical Technologies South
                                      Carolina, Inc.
                                   Encompass Electrical Technologies Southeast,
                                      Inc.
                                   Encompass Electrical Technologies Western
                                      Tennessee, Inc.
                                   Encompass Electrical Technologies of Texas,
                                      Inc.
                                   Encompass Facility Services, Inc.
                                   Encompass Global Technologies, Inc.
                                   Encompass Mechanical Services Southeast, Inc. Encompass Plumbing, Inc.

                                   Encompass Services Holding Corp.
                                   Encompass Services Indiana L.L.C., by
                                      Airtron, Inc., Cardinal Contracting
                                      Corporation, Roth Companies Incorporated,
                                      Inc., its sole members
                                   Encompass Ind./Mech. of Texas, Inc.
                                   ESR PC, L.P., by Conch Republic Corp.,
                                      general partner
                                   Evans Services, Inc.
                                   FacilityDirect.com, LLC, by Building One
                                      Service Solutions, Inc., its sole member
                                   The Farfield Company
                                   Ferguson Electric Corporation
                                   Fred Clark Electrical Contractor, Inc.
                                   Gamewell Mechanical, Inc.
                                   Garfield-Indecon Electrical Services, Inc.
                                   Gilbert Mechanical Contractors, Inc.
                                   Gregory Electric, Inc.
                                   GroupMAC Texas, L.P., by Encompass Services
                                      Holding Corp., general partner
                                   Gulf States, Inc.
                                   Hallmark Air Conditioning, Inc.
                                   HPS Plumbing Services, Inc.
                                   Hungerford Mechanical Corporation
                                   HVAC Services, Inc.
                                   Hydro Cooling, Inc.
                                   Interstate Building Services, L.L.C., by
                                      Building One Service Solutions, Inc., its sole member
                                   Isla Morada, LLC, by Conch Republic Corp.,
                                      its sole member
                                   Ivey Mechanical Services, L.L.C., by
                                      Encompass Mechanical Services Southeast,
                                      Inc., its sole member
                                   K&N Plumbing, Heating and Air Conditioning,
                                      Inc.
                                   Laney's, Inc.
                                   The Lewis Companies, Inc.
                                   Lexington/Ivey Mechanical Company, L.L.C., by
                                      Encompass Mechanical Services Southeast,
                                      Inc., its sole member
                                   Linford Service Co.
                                   L.T. Mechanical, Inc.
                                   MacDonald-Miller Co., Inc.
                                   MacDonald-Miller Industries, Inc.

                                   MacDonald-Miller of Oregon, Inc.
                                   MacDonald-Miller Service, Inc.
                                   Masters, Inc.
                                   Mechanical Services of Orlando, Inc.
                                   Merritt Island Air & Heat, Inc.
                                   National Network Services, Inc.
                                   Oil Capital Electric, Inc.
                                   Omni Mechanical Company
                                   Omni Mechanical Services, by Omni Mechanical
                                      Company, genaral partner
                                   Pacific Rim Mechanical Contractors, Inc.
                                   Paul E. Smith Co., Inc.
                                   Phoenix Electric Company
                                   Pro Wire Security Systems, Inc.
                                   Ray and Claude Goodwin, Inc.
                                   Regency Electric Company South Florida
                                   Office, Inc.
                                   Reliable Mechanical, Inc.
                                   Riviera Electric of California, Inc.
                                   Robinson Mechanical Company
                                   Romanoff Electric Corp.
                                   Roth Companies Incorporated
                                   Sanders Bros., Inc.
                                   Sequoyah Corporation
                                   Sibley Services, Incorporated
                                   SKC Electric, Inc.
                                   SKCE, Inc.
                                   S.L. Page Corporation
                                   Snyder Mechanical
                                   Southeast Mechanical Service, Inc.
                                   Stephen C. Pomeroy, Inc.
                                   Sterling Air Conditioning, Inc.
                                   Sun Plumbing, Inc.
                                   Taylor-Hunt Electric, Inc.
                                   Team Mechanical, Inc.
                                   Tower Electric Company
                                   Town & Country Electric, Inc.
                                   Tri-City Electrical Contractors, Inc.
                                   Tri-M Corporation
                                   Tri-State Acquisition Corp.
                                   United Acquisition Corp.
                                   United Service Alliance, Inc.
                                   Van's Comfortemp Air Conditioning, Inc.
                                   Vantage Mechanical Contractors, Inc.

                                   Vermont Mechanical, Inc.
                                   Wade's Heating & Cooling, Inc.
                                   Watson Electrical Construction Co.
                                   Wiegold & Sons, Inc.
                                   Willis Refrigeration, Air Conditioning &
                                   Heating, Inc.
                                   Wilson Electric Company, Inc.
                                   Yale Incorporated


                                   By:  /s/  GRAY H. MUZZY
                                        -----------------------------------
                                   Name:   Gray H. Muzzy
                                   Title:      Vice President
                                               Acting on Behalf of Each of the
                                               Above


                                   Encompass Management Co.


                                   By:  /s/   GRAY H. MUZZY
                                        -----------------------------------

                                        Name:  Gray H. Muzzy
                                        Title: Senior Vice President


                                   Encompass Electrical Technologies - Rocky
                                   Mountains, Inc.

                                   By:  /s/  DANIEL W. KIPP
                                        -----------------------------------
                                        Name:  Daniel W. Kipp
                                        Title: Vice President



                                   ChIP Corp.
                                   Wayzata, Inc.

                                   By:  /s/  LAYNE ALBERT
                                        -----------------------------------
                                        Name:  Layne Albert
                                        Title: Vice President

                                   THE BANK OF NEW YORK, AS SUCCESSOR TO IBJ
                                   WHITEHALL BANK & TRUST COMPANY, as Trustee

                                   By:  /s/  VAN K. BROWN
                                        -----------------------------------
                                        Name:  Van K. Brown
                                        Title: Vice President